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                                                                   Exhibit 10.9
                               MORTGAGE (FLORIDA)


          THIS MORTGAGE made the ____ day of August, 1996, between PPI, Inc., a Florida corporation whose mailing address is 2200 Corporate Boulevard, N.W., Suite 310, Boca Raton, Florida (hereinafter referred to as Mortgagor), and Fleet National Bank, a national banking association, as Trustee and Collateral Agent, whose mailing address is ________________________________, (hereinafter referred to as Mortgagee),


                              W I T N E S S E T H:
                              - - - - - - - - - -


          Whereas Mortgagor is the owner of a fee estate in the premises described in Exhibit A attached hereto (hereinafter referred to as the Premises);

          Whereas Casino America, Inc. (the Company) and certain of its direct and indirect Subsidiaries, including Mortgagor, have entered into that certain Indenture dated of even date herewith (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the Indenture) with Mortgagee, providing with respect to the issue and sale of up to $300,000,000.00 aggregate principal amount of the Company's ____% Senior Secured Note due _______________, 2003 (all such notes as are authenticated and delivered under the Indenture being hereinafter collectively referred to as the Notes).

          Whereas from time to time the Company will make a portion of the proceeds from the issuance of the Notes available to Mortgagor to reduce certain indebtedness and for working capital purposes, and therefore, Mortgagor will derive substantial direct benefit from the transactions contemplated herein, in the Indenture and in the other collateral documents and all other documents under or by reason of which the Secured Obligations, as hereinafter defined are evidenced, governed or otherwise dealt with and all other agreements, certificates and writings heretofore or hereinafter delivered in connection therewith by the Mortgagor, the Company or any Subsidiary Guarantor (the Note Documents).

          Whereas in order to induce the Holders, as defined in the Indenture, to purchase the Notes, the Mortgagor has executed and delivered its Subsidiary Guarantee dated _______________, 1996, in favor of Mortgagee, pursuant to which Mortgagor has jointly, severally, solidarily and unconditionally guaranteed all of the Company's obligations under the Notes and the Indenture (the Subsidiary Guarantee), and has agreed to execute and deliver this Mortgage to secure the obligations of the Mortgagor and of the Company under the Indenture, the Notes, the Subsidiary Guarantee and all other Note Documents.

          Whereas the Mortgagor acknowledges and agrees that the Mortgagee is the authorized agent of the Holders, as the Trustee and Collateral Agent under the Indenture, and is entitled to accept this Mortgage in such capacities on behalf of the Holders.
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          NOW THEREFORE, to secure the payment of Ten Million and 00/100
Dollars ($10,000,000.00), comprising a portion of all obligations and liabilities of the Mortgagor and/or the Company under any instrument now or hereinafter evidencing or securing any of the foregoing and all future advances herewith or pursuant to the Indenture, the Notes, the Subsidiary Guarantee and/or the other Note Documents to the fullest extent permitted by law (the Secured Obligations), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the Mortgaged Property):

          (a) the Premises;

          (b) all buildings and improvements now or hereafter located on the Premises (hereinafter referred to as the Improvements);

          (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

          (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

          (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Mortgaged Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Mortgaged Property (hereinafter collectively referred to as the Equipment), and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises are located), superior in lien to the lien of this Mortgage;

          (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

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          (g) all leases and other agreements affecting the use or occupancy of the Mortgaged Property now or hereafter entered into (hereinafter referred to as the Leases) and the right to receive and apply the rents, issues and profits of the Mortgaged Property (hereinafter referred to as the Rents) to the payment of the Secured Obligations;

          (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

          (i) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

          TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

          AND Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

          l. Payment of Secured Obligations. Mortgagor will pay the Secured Obligations at the time and in the manner provided for its payment in the Notes, the Indenture, the Note Documents the Subsidiary Guarantee and in this Mortgage.

          2. Warranty of Title. Subject to (i) that certain Florida Real Estate Mortgage, Assignment of Rents, And Security Agreement, dated as of June 29, 1995, executed by Mortgagor in favor of Capital Bank, a Florida banking corporation, which mortgage was recorded June 30, 1995 in Official Records Book 23630 at Page 782 (the First Mortgage) and (ii) to those permitted exceptions (the Permitted Exceptions) to title specifically set forth in Exhibit B attached hereto; Mortgagor warrants the title to the Premises, the Improvements, the Equipment and the balance of the Mortgaged Property and that there are no defenses or offsets to Mortgagors obligations pursuant to this Mortgage or the Note Documents to which it is a party, including, without limitation, the Company's and Mortgagor's applicable obligations to pay and perform the Secured Obligations. Mortgagor also represents and warrants that (i) Mortgagor is now, and after giving effect to this Mortgage will be, in a solvent condition, (ii) the execution and delivery of this Mortgage by Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against Mortgagor, (iv) the Mortgagor's chief executive office and principal place of business is 2200 Corporate Boulevard, N.W. Suite 310, Boca Raton, Florida, (v) Mortgagor's Federal Taxpayer Identification Number is __________________, (vi) the execution and delivery of this Mortgage and the Subsidiary Guarantee and other Note Documents to which Mortgagor is a party will result in valid and legally binding obligations of the Mortgagor enforceable against it in accordance with


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the respective terms and provisions hereof and thereof, (vii) with respect to the assignment of Leases and Rents set forth above, Mortgagor represents that
(a) it has provided Mortgagee with a true and complete copy of each Lease; (b) Mortgagor is not, in the capacity of lessor, a party to any other lease, whether written or oral, or any agreement for the use and occupancy of any of the Mortgaged Property as of the date hereof, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (c) the Leases are valid, binding and in full force and effect and have not been amended or modified, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (d) Mortgagor is the sole owner of the lessor's interest in the Leases; (e) Mortgagor has not executed any other assignment or pledge of any of the Leases or Rents or performed any other act or executed any other instrument which might prejudice Mortgagee's rights hereunder; (f) to the best of Mortgagor's knowledge, no default exists on the part of any lessee, or on the part of Mortgagor as lessor, in the performance of the terms, covenants, provisions, conditions or agreements contained in the Leases; (g) Mortgagor knows of no condition which, with the giving of notice or the passage of time or both, would constitute a default under any of the Leases on the part of any lessee or Mortgagor as lessor, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (h) no Rents have been paid by any lessee for more than one installment in advance; and (i) the payment of none of the Rents to accrue under the Leases has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Mortgagor, except as heretofore disclosed in writing by Mortgagor to Mortgagee, (viii) Mortgagor's possession of the Mortgaged Property has been peaceable and undisturbed and, to the best of Mortgagor's knowledge, without investigation or inquiry, the title thereto has never been disputed or questioned, and Mortgagor does not know of any facts by reason of which any adverse claim to any part of the Mortgaged Property or to any undivided interest therein might be set up or made, (ix) Mortgagor has not received any notice of any federal, state or local tax claims or liens assessed or filed against Mortgagor or the Mortgaged Property for Taxes or hereafter defined, which are due and payable, unsatisfied of record or docketed in any court of the state in which the Mortgaged Property is located or in any court located in the United States; (x) the Mortgaged Property has not been damaged or destroyed by fire or other casualty, and no condemnation or eminent domain proceedings have been commenced and/or are pending with respect to the Mortgaged Property, and, to the best of Mortgagor's knowledge, no such condemnation or eminent domain proceedings are about to be commenced, (xi) no consent or approval of any trustee or holder of any indebtedness or other obligation of Mortgagor, and no consent, permission, authorization, order or license of any Governmental Authority (other than those which have already been obtained and delivered to Mortgagee), is necessary in connection with the execution, delivery and performance of this Mortgage or any other Note Document to which Mortgagor is a party or any transaction contemplated hereby or thereby,
(xii) there is no provision of any indenture or agreement, written or oral, to which Mortgagor is a party or under which Mortgagor is obligated, and no statute, rule or regulation, or judgment, decree or order of any Governmental Authority, binding on Mortgagor, which would be contravened by the execution and delivery of this Mortgage or any other Note Document to which Mortgagor is a party or by the performance of any provision, condition, covenant or other term hereof or thereof, (xiii) the Mortgage Property is in compliance with all applicable Environmental Laws, moratoriums, condominium and coastal zone management laws and regulations and with all applicable building, safety and fire codes, as well as zoning and subdivision laws and regulations. All environmental impact statements, subdivision and condominium maps, drawings, specifications and reports relating to the Mortgaged Property have been or will be timely prepared and filed with

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all Governmental Authorities having jurisdiction over such matters and requiring any such submittals.

          3. Insurance. Mortgagor (i) will keep the Improvements and the Equipment insured against loss or damage by fire, standard extended coverage perils and such other hazards as Mortgagee shall from time to time require in amounts approved by Mortgagee, which amounts shall in no event be less than 100% of the full insurable value of the Improvements and the Equipment and shall be sufficient to meet all applicable co-insurance requirements, and (ii) will maintain rental and business interruption insurance and such other forms of insurance coverage with respect to the Mortgaged Property as Mortgagee shall from time to time require in amounts approved by Mortgagee. All policies of insurance (hereinafter referred to as the Policies) shall be issued by insurers having a minimum policy holders rating of "A" per the latest rating publication of Property and Casualty Insurers by A.M. Best Company and who are lawfully doing business in New York and in the State in which the Premises are located and are otherwise acceptable in all respects to Mortgagee. All Policies shall contain the standard New York mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to Mortgagee naming Mortgagee as the person to which all payments made by the insurer thereunder shall be paid and shall otherwise be in form and substance satisfactory in all respects to Mortgagee. Blanket insurance policies shall not be acceptable for the purposes of this paragraph unless otherwise approved to the contrary by Mortgagee. Mortgagor shall pay the premiums for the Policies as the same become due and payable. At the request of Mortgagee, Mortgagor will deliver the Policies to Mortgagee. Not later than ten (10) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to Mortgagee. If at any time Mortgagee is not in receipt of written evidence that all insurance required hereunder is in force and effect, Mortgagee shall have the right without notice to Mortgagor to take such action as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as Mortgagee in its sole discretion deems appropriate, and all expenses incurred by Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Mortgagor to Mortgagee upon demand. Mortgagor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. If the Premises, or any portion thereof, is located in a Federally designated "special flood hazard area", in addition to the other Policies required under this paragraph, a flood insurance policy shall be delivered by Mortgagor to Mortgagee. If no portion of the Premises is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Mortgagee from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Mortgagor shall give prompt notice thereof to Mortgagee. Sums paid to Mortgagee by any insurer may be retained and applied by Mortgagee toward payment of the Secured Obligations whether or not then due and payable in such order, priority and proportions as Mortgagee in its discretion shall deem proper or, at the discretion of Mortgagee, the same may be paid, either in whole or in part, to Mortgagor for such purposes as Mortgagee shall designate. If Mortgagee
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shall receive and retain such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by Mortgagee and actually applied by Mortgagee in reduction of the Secured Obligations.

          4. Payment of Taxes, etc. Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property (hereinafter referred to as the Taxes) prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Mortgagor shall deliver to Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

          5. Escrow Fund. Mortgagor will, subject to the provisions of the First Mortgage, at the option of Mortgagee, pay to Mortgagee, on the first day of each calendar month one-twelfth of an amount (hereinafter referred to as the Escrow Fund) which would be sufficient to pay the Taxes payable, or estimated by Mortgagee to be payable, during the ensuing twelve (l2) months. Mortgagee will apply the Escrow Fund to the payment of Taxes which are required to be paid by Mortgagor pursuant to the provisions of this Mortgage. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by Mortgagor pursuant to the provisions of this Mortgage, Mortgagee shall, in its discretion, (a) return any excess to Mortgagor, or (b) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Mortgagee may deal with the person shown on the records of Mortgagee to be the owner of the Mortgaged Property. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, Mortgagor shall pay to Mortgagee, upon request, an amount which Mortgagee shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of Mortgagee and shall constitute additional security for the Secured Obligations and shall not bear interest.

          6. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Mortgagor shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and this Mortgage and the Secured Obligations shall not be reduced until any award or payment therefor shall have been actually received and applied by Mortgagee to the discharge of the Secured Obligations. Mortgagee may apply the entire amount of any such award or payment to the discharge of the Secured Obligations whether or not then due and payable in such order, priority and proportions as Mortgagee in its discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Notes or the Subsidiary Guarantee shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Secured Obligations, whichever is less. Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be

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collected and paid over to Mortgagee.  Mortgagor hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Mortgagor shall, upon demand of Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

          7. Leases and Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall hold the Rents, or an amount sufficient to discharge all current sums due on the Secured Obligations, in trust for use in payment of the Secured Obligations. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon any default by Mortgagor under the terms of the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee or this Mortgage by giving notice of such revocation to Mortgagor. Following such notice Mortgagee may retain and apply the Rents toward payment of the Secured Obligations in such order, priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. Mortgagor shall not, without the consent of Mortgagee, make, or suffer to be made, any Leases or cancel or modify any Leases or accept prepayments of installments of the Rents for a period of more than one (l) month in advance or further assign the whole or any part of the Rents. Mortgagor shall (a) fulfill or perform each and every provision of the Leases on the part of Mortgagor to be fulfilled or performed, (b) promptly send copies of all notices of default which Mortgagor shall send or receive under the Leases to Mortgagee, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Mortgagee may have herein, in the event of any default under this Mortgage, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the lessor under the Leases.

          8. Maintenance of the Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Mortgagee. Mortgagor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty

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for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, Mortgagor's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon Mortgagee paying Mortgagor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. Mortgagor will not, without obtaining the prior consent of Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

          9. Environmental Provisions. For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is subject to regulation under any Environmental Requirement, (ii) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
(S)9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.), the Clean Air Act (42 U.S.C. (S)7401 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority,
(iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv) the term "diligent inquiry" shall mean a level of inquiry at least equal to an environmental site assessment of the Mortgaged Property conducted in accordance with Mortgagee's environmental policies and procedures. Mortgagor hereby represents and warrants to Mortgagee that to the best of Mortgagor's knowledge after diligent inquiry (i) no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property, except as specifically set forth in the Environmental Reports described in Exhibit C attached hereto, (ii) no Hazardous Material has been or is currently located at, in, on, under or about the Mortgaged Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (iii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, and (iv) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Mortgaged Property is outstanding, nor has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Mortgaged Property into full compliance with all Environmental Requirements. Mortgagor shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or

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otherwise use, and will not permit any tenant or other occupant of the Mortgaged
Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on Mortgagor, Mortgagee or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. Mortgagor shall notify Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Mortgagee copies of any notices received by Mortgagor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Mortgagee, Mortgagor or the Mortgaged Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Mortgaged Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Mortgagee, take, at its sole cost and expense, such remedies and actions as may be necessary to fully comply in all respects with all Environmental Requirements; provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements. If Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Mortgagee may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Mortgagee (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Mortgagor and shall bear interest at Defaulted Interest, as defined in the Indenture from the date any such sums are so advanced or paid by Mortgagee until the date any such sums are repaid by Mortgagor to Mortgagee. Mortgagor will execute and deliver, promptly upon request, such instruments as Mortgagee may deem useful or necessary to permit Mortgagee to take any such action, and such additional notes and mortgages, as Mortgagee may require to secure all sums so advanced or paid by Mortgagee. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Mortgagor or for which Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then Mortgagor will, within thirty (30) days from the date that Mortgagor is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Mortgagee and is sufficient to effect a complete discharge of such lien on the Mortgaged Property. Mortgagee may, at its option, at intervals of not less than one year, or more frequently if Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm Mortgagor's compliance with the provisions of this paragraph, and Mortgagor shall cooperate in all reasonable ways with Mortgagee in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. Mortgagor will defend, indemnify, and hold harmless Mortgagee, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by Mortgagor of any of the provisions of this paragraph, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of Mortgagee hereunder. This indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of Mortgagor. If this Mortgage is foreclosed or Mortgagor tenders a deed or assignment in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Property to the purchaser at foreclosure or to Mortgagee, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. The obligations and liabilities of Mortgagor under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Secured Obligations has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by Mortgagee, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of any other fact or circumstance of any nature whatsoever.

          10. Estoppel Certificates. Mortgagor, within ten (10) days after request by Mortgagee and at its expense, will furnish Mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Secured Obligations and the offsets or defenses thereto, if any.

          11. Transfer or Encumbrance of the Mortgaged Property and creation of Indebtedness. No part of the Mortgaged Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in Mortgagor (whether stock, equity, beneficial, profit, loss or otherwise) shall in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Mortgagee, which consent in any and all circumstances may be withheld in the sole and absolute discretion of Mortgagee. Additionally, Mortgagor shall not incur, create or suffer to exist any indebtedness relating to the Mortgaged Property, except the Secured Obligations under this Mortgage. The provisions of the foregoing sentences of this paragraph shall apply to each and every such further creation of indebtedness, encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to, any such creation of indebtedness or further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such creation of indebtedness further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

          12. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and
(ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

          If to Mortgagor:

          2200 Corporate
          Boulevard, N.W. Suite 310
          Boca Raton, Florida

          With a copy to:

          Becker & Poliakoff
          3111 Sterling Road
          Ft. Lauderdale, Florida  33319
          Attention:  Alan Koslow, Esq.

          If to Mortgagee:

          ______________________________

          ______________________________

          ______________________________

          With a copy to:

          Hughes Hubbard & Reed, LLP
          201 South Biscayne Boulevard
          Suite 2500
          Miami, Florida  33131
          Attention:  Robert I. Goldfarb

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

          13. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

          14. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or Secured Obligations secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, or the Secured Obligations, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Secured Obligations due and payable on a date specified in a prior notice to Mortgagor of not less than thirty (30) days.

          15. No Credits on Account of the Secured Obligations. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Secured Obligations for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Secured Obligations.

          16. Offsets, Counterclaims and Defenses. Any assignee of this Mort-gage, the Indenture, the Notes and the Note Documents, or the Subsidiary Guarantee shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Mortgagor may have against any assignor of this Mortgage, the Indenture, the Notes, the Note Documents and the Subsidiary Guarantee and no such offset, counterclaim or defense shall be interposed or asserted by Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage or the Indenture, the Notes, the Note Documents and the Subsidiary Guarantee and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mortgagor.

          17. Other Security for the Secured Obligations. Mortgagor shall observe and perform all of the terms, covenants and provisions contained in the Indenture, the Notes and the Subsidiary Guarantee, the Note Documents, and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Secured Obligations, in whole or in part, or otherwise executed and delivered in connection with the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage or the loan evidenced and secured thereby.

          18. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, or this Mortgage, Mortgagor will pay for the same, with interest and penalties thereon, if any.

          19. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

          20. Books and Records. Mortgagor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by Mortgagor or by any other person whatsoever excepting lessees unrelated to and unaffiliated with Mortgagor who have leased from Mortgagor portions of the Mortgaged Property for the purpose of occupying the same. Mortgagee shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Mortgagor or other person maintaining such books, records and accounts and to make copies or extracts thereof as Mortgagee shall desire. Mortgagor will furnish Mortgagee annually, within sixty (60) days next following the end of each fiscal year of Mortgagor, with (i) a complete executed copy of an audited financial statement prepared by a certified public accountant acceptable to Mortgagee, and certified to by a duly authorized representative of Mortgagor as being true, complete and accurate, covering the operation of the Mortgaged Property for such fiscal year and containing a fully itemized statement of profit and loss and of surplus and a balance sheet, and otherwise in form and substance satisfactory to Mortgagee, and (ii) a complete executed copy of an audited financial statement of Mortgagor for such fiscal year prepared by a certified public accountant acceptable to Mortgagee, and certified to by a duly authorized representative of Mortgagor as being true, complete and accurate, and containing a fully itemized statement of profit and loss and of surplus and a balance sheet, and otherwise in form and substance satisfactory to Mortgagee. Within sixty (60) days after the end of each fiscal year of Mortgagor, Mortgagor shall furnish to Mortgagee a certificate signed by a duly authorized representative of Mortgagor certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an event of default under this Mortgage and if such default or event of default exists, the nature thereof and the period of time it has existed. Mortgagor shall furnish to Mortgagee, within ten (10) days after request, such further detailed information covering the operation of the Mortgaged Property and the financial affairs of Mortgagor, any affiliate of Mortgagor or any Guarantor (as hereinafter defined), as may be requested by Mortgagee.

          21. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

          22. Events of Defaults. The Secured Obligations shall become due at the option of Mortgagee upon the occurrence of any one or more of the following events (herein collectively referred to as Events of Default):

               (a) if any one or more Events of Defaults, as defined in the Indenture, shall occur under the Indenture;

               (b) if Mortgagor shall fail to pay within twenty (20) days of notice and demand by Mortgagee, any installment of any assessment against the Mortgaged Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property, notwithstanding the fact that such installment may not be due and payable at the time of such notice and demand;

               (c) if without the consent of Mortgagee (which consent in any and all circumstances may be withheld in the sole and absolute discretion of Mortgagee) any part of the Mortgaged Property or any interest of any nature whatsoever therein or any interest of any nature whatsoever in Mortgagor (whether stock, equity, beneficial, profit, loss or otherwise) is in any manner further encumbered, sold, transferred, assigned or conveyed, and irrespective of whether any such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason or operation of law or is otherwise made;

               (d) if without the consent of Mortgagee any Improvement or the Equipment (except for normal replacement of the Equipment) is removed, demolished or materially altered, or if the Mortgaged Property is not kept in good condition and repair;

               (e) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Mortgagee upon request;

               (f) if without the consent of Mortgagee any Leases are made, canceled or modified or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

               (g) if Mortgagor or other person shall be in default under the First Mortgage.

               (h) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of Mortgagee by the title company insuring the lien of this Mortgage within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Mortgaged Property or is only a matter of record or notice; or

          23. Right to Cure Defaults. If default in the performance of any of the covenants of Mortgagor herein occurs, Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Mortgagor or any person in possession thereof holding under Mortgagor. If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or to collect the Secured Obligations, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Mortgagor to Mortgagee upon demand and shall constitute part of the Secured Obligations secured by this Mortgage. All such costs and expenses incurred by Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding, shall be paid by Mortgagor to Mortgagee upon demand, with Defaulted Interest, provided, however, that the Defaulted Interest shall in no event exceed the maximum interest rate which Mortgagor may by law pay, for the period after notice from Mortgagee that such costs or expenses were incurred to the date of payment to Mortgagee.

          24. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Secured Obligations, or the solvency or insolvency of any person then liable for the payment of the Secured Obligations.

          25. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligation to pay the Secured Obligations at the time and in the manner provided for its payment in the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee and this Mortgage by reason of (i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Secured Obligations or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Secured Obligations, or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Secured Obligations or any portion thereof, without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Secured Obligations at the time and in the manner provided in the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Secured Obligations or any portion thereof or any part of the security held for the Secured Obligations and may extend the time of payment or otherwise modify the terms of the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Secured Obligations over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Secured Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Secured Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

          26. Indemnity. Anything in this Mortgage to the contrary notwithstanding, Mortgagor shall indemnify and hold Mortgagee harmless and defend it at Mortgagor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of Mortgagee's counsel, whether in-house staff, retained firms, or otherwise) and all claims, actions, procedures and suits arising out of or in connection with:

               (i) any ongoing matters arising out of the transaction contemplated by this Mortgage, the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and the Secured Obligations (including, but not limited to, all costs of any reappraisals of the Mortgaged Property or any other collateral for the Secured Obligations);

               (ii) any amendment to, or restructuring of, the Secured Obligations and the Indenture, the Notes, the Note Documents and the Subsidiary Guarantee;

               (iii) any and all lawful action that may be taken by Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Indenture, the Notes, the Note Documents and the Subsidiary Guarantee, whether or not suit is filed in connection with the same, or in connection with the Mortgagor, any guarantor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; and

All sums expended by Mortgagee shall be payable on demand and, until reimbursed by Mortgagor pursuant hereto, shall be deemed additional principal of the Secured Obligations and shall bear interest at the penalty interest rate set forth in the Notes.

          27. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

          28. Governing Law. This Mortgage and all matters pertaining thereto shall be governed by and construed in accordance with the laws of the State of Florida. Notwithstanding the foregoing, the Indenture, and the Notes, and the provisions thereof shall be governed by and construed in accordance with the laws of the State of New York.

          29. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Secured Obligation, a security interest in the Equipment. If Mortgagor shall default under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, or this Mortgage, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Equipment or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Equipment. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Equipment and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting its interest in the Equipment and in enforcing its rights hereunder with respect to the Equipment. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Equipment sent to Mortgagor in accordance with the provisions of this Mortgage at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within five (5) days after receipt by Mortgagor of such notice. The proceeds of any sale or disposition of the Equipment, or any part thereof, may be applied by Mortgagee to the payment of the Secured Obligations in such order, priority and proportions as Mortgagee in its discretion shall deem proper.

          30. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

          31. Headings, etc. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          32. Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Mortgagee in the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

          33. Usury Laws. This Mortgage and the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee at a rate which could subject the holder of the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee at a rate in excess of such maximum rate, the rate of interest under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee.

          34. Sole Discretion of Mortgagee. Except as may otherwise be expressly provided to the contrary, wherever pursuant to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, Mortgagee exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Mortgagee and shall be final and conclusive.

          35. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Secured Obligations as the same become due, without regard to whether or not the balance of the Secured Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

          36. Authority. Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed.

          37. Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

          38. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

          39. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          40. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Mortgagee" shall mean Mortgagee or any subsequent holder of the Notes, the

Indenture, the Note Documents, the Subsidiary Guarantee; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; and the word "Secured Obligations" shall mean all sums secured by this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          41. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

          42. No Oral Change. This Mortgage may only be modified, amended, or changed by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given. Mortgagor acknowledges that the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee, this Mortgage, and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of Mortgagor and Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Notes, the Indenture, the Note Documents, the Subsidiary Guarantee, this Mortgage, and such other executed and delivered documents and instruments.

          43. Absolute and Unconditional Obligation. Mortgagor acknowledges that Mortgagor's obligation to pay the Secured Obligations in accordance with the provision of the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this Mortgage or the obligation of Mortgagor thereunder to pay the Secured Obligations or the obligations of any other person relating to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this Mortgage or the obligations of Mortgagor under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this Mortgage or otherwise with respect to the loan secured hereby, and Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Mortgagor to pay the Secured Obligations in accordance with the provisions of Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and this Mortgage or the obligations of any other person relating to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this Mortgage or obligations of Mortgagor under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this

Mortgage or obligations of Mortgagor under the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by Mortgagee to collect the Secured Obligations, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Secured Obligations, in whole or in part.

          44. Waiver of Trial by Jury. Mortgagor hereby irrevocably and unconditionally waives, and Mortgagee by its acceptance of the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee and this Mortgage irrevocably and unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage, any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage.

          45. Waiver of Statutory Rights. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

          46. Relationship. The relationship of Mortgagee to Mortgagor hereunder is strictly and solely that of lender and borrower and nothing contained in the Indenture, the Notes, the Note Documents, the Subsidiary Guarantee, this Mortgage, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as lender and borrower.

          47. Additional Remedies. Notwithstanding any other provision of this Mortgage to the contrary, if Mortgagor shall default in the observance or performance of any of the terms, covenants and provisions of this Mortgage on its part to be observed or performed, or if any one of the events of default specified this Mortgage shall occur, Mortgagee may, at its option, exercise any one or more or all of the following remedies in addition to those set forth elsewhere in this Mortgage:

               (a) at any time, without notice, in its sole discretion, enter upon and take possession of the Mortgaged Property or any part thereof, to perform any acts Mortgagee deems necessary or proper to conserve the Mortgaged Property and the security thereof and to collect and receive all Rents, including those past due as well as those accruing thereafter;

               (b) as a matter of strict right and without regard to the value or occupancy of the security, have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the State of Florida;

               (c) Institute an action of mortgage foreclosure, or take action as the law may allow, at law or in equity, for the enforcement of this mortgage, and proceed thereon to final judgment and execution of the entire unpaid balance of the Secured Obligations including costs of suit, interest and reasonable attorneys' fees;

               (d) Institute partial foreclosure proceedings with respect to the portion of the Secured Obligations so in default, as if under a full foreclosure, and without declaring the entire Secured Obligations due, provided that if foreclosure sale is made because of default of a part of the Secured Obligations, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Secured Obligations; and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this subsection. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Secured Obligations by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceeds with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Secured Obligations, it being the purpose to provide for a partial foreclosure sale of the secured Secured Obligations of any matured portion of the secured Secured Obligations without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such partial foreclosure for any other part of the secured Secured Obligations whether matured at the time or subsequently maturing; and without exhausting any right of acceleration and full foreclosure.

               (e) Institute an action for specific performance of any covenant contained herein or in aid of the execution of any power herein granted; and

               (f) Exercise any and all other rights and remedies granted under this Mortgage or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

          In the case of either (a) or (b) above, Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property constituting part of the Mortgaged Property and used by Mortgagor in the rental, sale or leasing thereof or any part thereof. The expenses (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured by this Mortgage. Mortgagee shall (after payment of all costs and expenses incurred) apply the Rents received by it to the Secured Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the Rents, whether by a receiver or otherwise, shall be in addition to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof.

          48. Future Advances. This Mortgage shall secure such future or additional advances as may be made by Mortgagee at its option to Mortgagor or Mortgagor's successor in title for any purpose, provided that all those advances are to be made within 20 years from the date of this Mortgage or within such lesser period of time as may be provided hereafter by law as a prerequisite for the sufficiency and actual notice or record of notice of the optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration. The total amount of the indebtedness secured by this Mortgage may decrease or increase from time to time but the total unpaid principal balance as secured at any one time by this Mortgage shall not exceed the maximum principal amount of TWENTY MILLION and 00/100 Dollars ($20,000.000), plus interest, and any disbursements made for the payment of taxes, levies, or insurance on the property covered by the lien of this Mortgage with interest on those disbursements. It shall be a default hereunder if Mortgagor shall file for record a notice limiting the maximum principal amount which may be secured by this Mortgage if the effect of the filing of such notice would in any way prohibit Mortgagee from making future advances to be secured by this Mortgage in the full amount hereinabove set forth.

          49. Homestead Exemptions. Mortgagor hereby represents and declares that the Mortgaged Property forms no part of any property owned, used or claimed by Mortgagor as exempted from forced sale under the laws of the State of Florida, and disclaims, waives and renounces all and every claim to exemption under any homestead exemption law or other laws.

          50. Sale of the Properties; Application of Proceeds. Subject to the requirements of applicable law, the proceeds or avails of foreclosure sale and all moneys received by Mortgagee pursuant to any right given or action taken under the provisions of this Mortgage, shall be applied as follows:

          First: To the payment of the costs and expenses of any such sale or other enforcement proceedings in accordance with the terms hereof and of any judicial proceeding wherein the same may be made, and in addition thereto, reasonable compensation to Mortgagee, its agents and counsel, and of all sums due to Mortgagee under the Indenture, the Notes, the Note Documents and Subsidiary Guarantee and all actual out-of-pocket expenses, advances, liabilities and sums made or furnished or incurred by Mortgagee under this Mortgage and the Indenture, the Notes, the Note Documents and the Subsidiary Guarantee and together with Defaulted Interest such lesser amount as may be the maximum amount permitted by law), and all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold;

          Second: To the payment of the Secured Obligations when due, owing or unpaid for principal and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid, then first, to the payment of all amounts of interest on the principal at the time due and payable on the Indenture, the Notes, the Note Documents and Subsidiary Guarantee.

          Third: To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage;

          Fourth: To the payment or the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          51. Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of the Secured Obligations or any obligations secured hereby and to exercise all rights and powers under this Mortgage or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations and obligation may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Mortgagee or to which Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee.

          IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage the day and year first above written.

Signed in the presence of:                     PPI, Inc., a Florida corporation

_____________________________                  By:______________________________

_____________________________

STATE OF FLORIDA)
                )SS:
COUNTY OF DADE  )

     The foregoing instrument was acknowledged before me this ___ day of _________, 1996, by ____________________ as _________________ of PPI, Inc., a
Florida corporation. He is either personally known to me or has produced satisfactory identification.

                                 _______________________________________________
                                 Notary Public, State of Florida at Large

                                 _______________________________________________
                                 Print Name of Notary

                                 My Commission Expires:_________________________

                                   Exhibit A

                                   Premises

                                   Exhibit B

                             Permitted Exceptions

                                   Exhibit C

                             Environmental Reports